Exhibit 99.1

20th Annual B.Riley FBR Investor Conference May 23, 2019 John Drexler Chief Financial Officer Matt Giljum Vice President, Finance and Treasurer

2 Forward-looking information Investor Presentation This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDA, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

3 Arch Coal in brief Arch is a large and growing U.S. producer of high-quality metallurgical coals, and the leading global supplier of premium, High-Vol A coking coal We operate large, modern coking coal mines at the low end of the U.S. cost curve Our product slate is dominated by High-Vol A coals that earn a market premium Our Leer South growth project will solidify our position as the leading global supplier of High-Vol A coal We have exceptional, long-lived reserves that provide significant and valuable optionality for long-term growth Arch’s strong coking coal position is supplemented by a top-tier thermal franchise We operate highly competitive mines in the Powder River Basin and other key supply regions Our mines have modest capital needs and generate significant free cash Arch has deep expertise in mining, marketing and logistics – and, critically, in mine safety and environmental stewardship – and levers those competencies in both steel and power markets Arch has an exceptionally strong balance sheet, generates high levels of free cash and is committed to returning excess cash to shareholders via a proven and highly successful capital return program Investor Presentation

4 We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle WEST ELK OTHER THERMAL: BLACK THUNDER COAL CREEK POWDER RIVER BASIN: LEER LEER SOUTH* SENTINEL MOUNTAIN LAUREL BECKLEY METALLURGICAL: HEADQUARTERS Investor Presentation VIPER COAL-MAC * Note: Leer South is a 3-million-ton-per-year, High-Vol A longwall mine currently under development on the 200-million-ton Leer reserve base

5 CAPITAL RETURNED TO SHAREHOLDERS (IN MILLIONS) 2017 2018 $327 $313 $726 million returned to shareholders since capital return program’s inception in May 2017 million shares outstanding at 3/31/19 16.9 8.1 million shares repurchased since May 2017 Arch has bought back 32% of its total shares outstanding in past seven quarters Arch has returned $726 million of capital to shareholders since May 2017 Buybacks Dividends CHANGE IN SHARES OUTSTANDING (IN MILLIONS) Investor Presentation $86 Q1 2019 } $ 302 $ 282 $78 $ 24 $ 31 $8 2017 2018 2019 (Q1)

Arch’s Premier Coking Coal Franchise

Arch is a large, low-cost, growing global coking coal producer with the world’s most valuable High-Vol A coking coal franchise ESTIMATED U.S. COKING COAL OUTPUT BY PRODUCER, 2018 (IN MILLIONS OF TONS) 7 Source: Arch and MSHA Peer group includes Blackhawk, Contura, Coronado, Warrior (listed here alphabetically) Investor Presentation LOW-VOL Leer HIGH-VOL A ARCH’S COKING COAL PRODUCT SUITE (PERCENTAGE OF EXPECTED 2019 SALES) High-Vol A High-Vol B Low-Vol Pro Forma w/ Leer South With the startup of Leer South, the percentage of High-Vol A coal in Arch’s mix will approach 75 percent and its High-Vol A output will climb to ~ 7 million tons, or nearly 30 percent of total global supply 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Peer 1 Arch Peer 2 Peer 3 Peer 4

8 Arch is continuing to penetrate new markets and expand the global reach of its high-quality coking coal product suite Map reflects Arch’s historical global customer base COUNTRY 00 COUNTRY 00 Rest of World 80% North America ARCH’S 2018 COKING COAL SHIPMENTS BY GEOGRAPHIC REGION Investor Presentation Arch has a highly strategic, 35-percent equity interest in Dominion Terminal Associates (DTA) in Newport News, Va. 44% 27% 13% 9% 8% U.S. Brazil Canada Asia Europe

9 Source: Platts, Internal U.S. High-Vol A coal is earning an expanding premium in the marketplace SPREAD BETWEEN U.S. HVA AND U.S. LV (QUARTERLY AVERAGE, IN $ PER TONNE) SPREAD BETWEEN U.S. HVA AND U.S. HVB (QUARTERLY AVERAGE, IN $ PER TONNE) SPREAD BETWEEN U.S. HVA AND PREMIUM HCC (QUARTERLY AVERAGE, IN $ PER TONNE) U.S. High-Vol A versus U.S. Low-Vol U.S. High-Vol A has traded at a premium to U.S. Low-Vol in 16 of the past 25 quarters, and has achieved an average premium of $2.30 per metric ton over that entire timeframe – versus nearly $12 per metric ton in 2018 U.S. High-Vol A versus U.S. High-Vol B The premium that U.S. High-Vol A has achieved relative to U.S. High-Vol B has increased markedly in recent years, averaging more than $42 per metric ton in 2018 versus just $6 per ton in 2015 U.S. High-Vol A versus Australian Premium Hard Coking Coal U.S. High-Vol A has earned a premium over Australian Premium Hard Coking Coal in 10 of the past 25 quarters, although the Aussie product has achieved a $6 per ton higher average price over that timeframe -$15 -$10 -$5 $0 $5 $10 $15 $20 Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 Q1-19 $0 $10 $20 $30 $40 $50 $60 $70 Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 Q1-19 -$60 -$40 -$20 $0 $20 $40 $60 Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 Q1-19

Leer South: Arch’s next world-class High-Vol A longwall mine

ArchCoal
Investor Presentation 11

Leer South will be nearly identical to Arch's world-class Leer mine

	Leer	Leer South
Mine life	10 Years	20 Years
Mining technique	Longwall	Longwall
Seam	Lower Kittanning	Lower Kittanning
Seam thickness	~ 62 inches[1]	~ 65 inches
Average panel length	~ 6,700 feet	~ 9,000 feet
Annual met output	3 million tons	3 million tons
Product quality	High-Vol A	High-Vol A
Projected cash cost	Low-$50s	Low-$50s
Export facilities	Baltimore / DTA	Baltimore / DTA


LEER
TYGART VALLEY
RESERVE BLOCK
LEER SOUTH
SENTINEL
N

[1] Reflects Leer mine's average seam thickness to date; starting in 2020 and thereafter, the average seam thickness at Leer will expand to more than 72 inches

Note: Excluding the reserves in the mine plans for Leer, Sentinel and Leer South, Arch will still have ~ 150 million tons of undeveloped reserves in the Tygart Valley reserve block.

12 PROJECTED 2019 COKING COAL COSTS (IN $ PER TON, AT MIDPOINT OF GUIDANCE) Current Portfolio Pro Forma with Projected Leer South ~ 6.8 million tons ~ 60% Leer South will lower the average cost, increase the average quality, and expand the average operating margin of Arch’s coking coal portfolio ~ 9 million tons 2019 2022 ~ 75% High-Vol A Price* $225 $200 $175 $150 $125 Payback 15 months 18 months 24 months 30 months 48 months PROJECTED PAYBACK FOR LEER SOUTH AT VARIOUS MARKET PRICES * High-Vol A price per metric ton, FOB vessel, U.S. East Coast Investor Presentation $63.50 ~ $60.00 2019 2019 Pro Forma

13 Leer South is projected to join Leer at the low end of the U.S. cost curve – a competitive advantage amplified further by its high-quality, High-Vol A output Source: Internal, based on MSHA and other publicly available data 2 0 68 22 100 110 20 40 60 80 120 76 74 48 56 60 40 4 50 30 14 28 38 58 26 62 20 64 18 24 10 32 12 0 44 16 6 66 46 72 42 160 8 10 30 50 70 90 130 150 54 140 70 36 52 34 FOB MINE CASH COST ($/T0N) 2018E PRODUCTION (MM TONS) COAL PRODUCTION FROM IDENTIFIED MET MINES IN THE U.S. U.S. coking coal cash cost average is ~ $70 per ton Leer Leer South (projected) Investor Presentation

Arch’s Thermal Coal Franchise

PRB WBIT ILB CAPP Viper is an efficient Illinois deep mine and longstanding supplier to a neighboring municipal generator and industrial facilities. Coal-Mac is a low-cost West Virginia surface mine with minimal capital requirements and strategic access to seaborne markets. West Elk is a low-cost Colorado longwall mine that produces high-heat, low-sulfur coal that is well-suited to both the export market and domestic generators and industrial facilities. Arch’s thermal portfolio is anchored by the Black Thunder mine, which is one of the world’s largest and lowest-cost mines and which boasts the highest-Btu coal in the basin. Knight Hawk, in which Arch holds a 49-percent equity interest, has one of the lowest net cost structures in the region.

16 EBITDA VERSUS CAPEX FOR THERMAL SEGMENTS SINCE EMERGENCE (IN MILLIONS) EBITDA CAPEX $570* $51 11x Thermal segment-level EBITDA has exceeded capex eleven-fold since emergence Metallurgical Maintenance 30% Arch is using cash generated by the thermal segments to support capital returns and the coking coal portfolio Arch’s thermal franchise is a powerful free cash generator PROJECTED THERMAL SEGMENT MAINTENANCE CAPEX IN 2019 (IN MILLIONS) Leer South Growth 50% Thermal Maintenance 20% Investor Presentation * Represents segment-level EBITDA, which does not include corporate or other unallocated costs EBITDA CAPEX

U.S. thermal market dynamics continue to improve, buoyed by a four-year correction in power generator stockpiles After a four-year overhang, U.S. power generator stockpiles are finally approaching target levels Buying activity is picking up as power generators return to the market to supplement existing contracts and shore up their inventories Generators have supplemented their purchases with an average draw of 30 million tons from stockpiles in each of the past three years, but won’t have that luxury in 2019 Arch had committed and priced nearly 95 percent of its projected 2019 thermal output at March 31, and activity for out years remains robust Arch exported more than 4 million tons of thermal coal in 2018, and could again approach that level in 2019 U.S. POWER GENERATOR YEAR-END STOCKPILES (IN DAYS OF SUPPLY) 17 Source: EIA and Internal 106 85 77 60 Investor Presentation 2015 2016 2017 2018

Capital Allocation Priorities

EBITDA - Capex - Interest Expense - Taxes Special Dividends Organic Growth M&A Share Buybacks Recurring Dividends Arch continuously evaluates which avenues provide the best risk-adjusted returns Proven value creation to date Attractive mechanism while stock is deemed a good value Both systematic and opportunistic Currently a 2% yield Allows for broadest participation in equity Set at a level viewed as sustainable throughout market cycle Leer South is a world-class growth opportunity with a compelling payback profile With ~ 150 million tons of undeveloped reserves post Leer South, Tygart reserve base will continue to provide a compelling, long-term growth story Limited availability to “average up” existing coking coal portfolio “Diamonds in rough” few and far between Prospects screened against organic opportunities More systematic “buyback” approach favored at present = 9% of FCF in 2018 80% of FCF in 2018 19 Investor Presentation Projected Free Cash Growth Capital Capital Returns

Investor Presentation 20 Source: Arch and company filings Peer group includes Alliance, Cloud Peak, Consol Energy, Contura, Peabody and Warrior (listed here alphabetically) NET DEBT (AT 3/31/19, IN MILLIONS OF DOLLARS) Arch has the industry’s strongest balance sheet, and is sharply focused on maintaining an exceptionally strong financial position Arch had $383 million of cash at 3/31/2019, against debt of just $319 million Arch’s approximately $300 million term loan has a coupon of L+275 – a level significantly lower than most industry peers ($65) $195 $305 $443 $535 $629 $630 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

Based on current estimates, Arch would have around $580 million of capital available to fund its capex needs and capital return program in 2019 PROJECTED SOURCES OF CASH AND CASH AVAILABILITY IN 2019 (IN MILLIONS) 21 ~ $930 Source: IR Insight (analyst estimates) and internal projections $454 Cash on balance sheet at 12/31/18 $428 ~ $50 Consensus EBITDA estimate at 5/14/19 Projected conversion of tax benefit to cash Target level of cash on balance sheet at 12/31/19 $350 $580 Cash available for capex and capital return program ~ $930 Investor Presentation Projected Cash Sources in 2019 Projected Cash Availability in 2019

22 Based on current estimates and projected needs, Arch would have $380 million of available cash to fund its capital return program Rest of World 80% Growth Capex Maintenance Capex Cash Available for Capital Return Program or Other Debt Service PROJECTED 2019 CASH AVAILABILITY AND POTENTIAL USES (IN MILLIONS) Even with the Leer South growth capex, Arch would have $380 million of discretionary cash availability in 2019 based on current analyst expectations and projected maintenance capex needs Arch returned an average of $320 million of cash to shareholders in 2017 and 2018 under its capital return program Arch is projected to be in an excellent position to match or exceed that level in 2019 should it opt to do so ~ $380 ~ $90 ~ $90 ~ $20 ~ $580 million Total projected cash available for capex and capital return program Investor Presentation

Overview of Global Coking Coal Markets

24 Solid demand growth is forecast for key coking coal import regions, and an increasing number of global steel mills are looking to add High-Vol A coals to their coke blends Source: Consensus based on CRU, Wood Mackenzie, and internal forecasts India and Other Asia represent a significant opportunity for the seaborne market – both directly and as a sink for Australian output India has doubled its steel production in the past 10 years and is on track to become the world’s largest importer of coking coal in the near future European coking coal demand will be driven by continuing pressures on indigenous metallurgical coal reserves and production, as well as modest demand growth Even with continuing economic uncertainty, Brazil is expected to expand its steel output and import more coking coal 114 120 60 80 58 62 15 18 2018 2025 GLOBAL METALLURGICAL COAL IMPORTS (MILLION METRIC TONS) Investor Presentation Other Asia India Europe Brazil

Source: Wood Mackenzie, Internal Roughly two thirds of Chinese steel production is located in coastal provinces, where seaborne moves may have a logistical advantage Nearly 100 million tons of steel output is in southern coastal provinces, where that advantage is even more pronounced As China emphasizes producing more steel from fewer mills, high-quality coking coal imports should become increasingly valued The cost curve for Chinese coking coal continues to shift up and to the right We expect China to continue to import significant volumes of seaborne coking coal, even if Chinese hot metal production is reaching a peak 25 Investor Presentation

India is on track to become the world’s largest importer of coking coal in the near future Indian steel output is up ~ 40 percent in the past five years Indian steel producers plan to add 42 million metric tons of hot metal capacity by 2023 – increasing the installed base by 50 percent The Indian government is targeting 300 million metric tons of steel mill capacity by 2030 Tata expects steel production to reach 150 million tons by 2025, which could boost coking coal requirements by 30 million metric tons or more Given poor quality of indigenous coals, nearly all of that total will need to be imported INDIAN HOT METAL PRODUCTION (IN MILLIONS OF METRIC TONS) 54 57 66 63 50 71 Source: CRU, IHS, Wood Mackenzie 26 Investor Presentation 2013 2014 2015 2016 2017 2018

Capital spending at Australian coking coal mines remains muted Australian producers supplied roughly 60 percent of all coking coal in the seaborne market in 2018 Australian expansion capex fell from a peak of $8.5 billion in 2011 to an average of $1.2 billion annually over the past three years Based on current expansion plans, that trend appears likely to extend into 2019 INVESTMENT IN AUSTRALIAN COKING COAL MINES (IN BILLIONS OF DOLLARS) 8.6 27 4.2 10.2 11.4 12.9 9.6 6.3 5.1 5.0 5.4 Maintenance Capex Expansion Capex Source: Wood Mackenzie Investor Presentation 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Industry consultants project that 76 million metric tons of global coking coal capacity must be added by 2025 to meet growing seaborne demand The consensus estimate is for 1.5 percent annual seaborne demand growth through 2025 – increasing from 300 to 334 million metric tons in 2025 Wood Mackenzie projects that depletion will reduce annual output by 2 percent per year, or 42 million metric tons by 2025 That leaves a gap of 76 million metric tons that must be filled with mine expansions and new capacity by 2025 Australian producers are unlikely to fill the gap given subdued pipeline of development projects and ongoing logistics issues Likewise, North America is a mature asset base with few quality development projects PROJECTED 2025 SEABORNE COKING COAL SUPPLY AND DEMAND (IN MILLIONS OF METRIC TONS) 28 334 Source: Wood Mackenzie, CRU, and internal forecasts 258 76 Output of currently operating mines after depletion New capacity requirement Investor Presentation Demand Supply

The continued strength in Queensland coking coal prices is causing a reassessment of the long-run, normalized coking coal price Source: Bloomberg, Public Information, BLS, Internal The Queensland Premium Hard Coking Coal price has averaged $194 per metric ton on an inflation-adjusted basis since 2010 Since 2003, the average price has averaged more than $170 per metric ton We expect volatility to continue, but with an upward bias as mining costs increase over time due to reserve degradation and depletion ANNUAL AVERAGE HARD COKING COAL PRICE ($ PER METRIC TON) $194 29 Investor Presentation $0 $50 $100 $150 $200 $250 $300 $350 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2018 USD$ Mean Price 2010-2019

20th Annual B.Riley FBR Investor Conference May 23, 2019 John Drexler Chief Financial Officer Matt Giljum Vice President, Finance and Treasurer

Reconciliation of Non-GAAP measures Included in this presentation, we have disclosed certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income and cash flows as reported under GAAP. Adjusted EBITDA is defined as net income attributable to the Company before the effect of net interest expense, income taxes, depreciation, depletion and amortization, accretion on asset retirement obligations, amortization of sales contracts and non-operating expenses. Adjusted EBITDA may also be adjusted for items that may not reflect the trend of future results by excluding transactions that are not indicative of the Company's core operating performance. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded from Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation, nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. The Company uses adjusted EBITDA to measure the operating performance of its segments and allocate resources to the segments. Furthermore, analogous measures are used by industry analysts and investors to evaluate our operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Quarter Ended March 31, 2019 Year Ended December 31, 2018 Year Ended December 31, 2017 Period from October 2 through December 31, 2016 (In thousands) Net income 72,741 312,577 238,450 33,449 Income tax (benefit) provision 70 (52,476) (35,255) 1,156 Interest expense, net 2,289 13,689 24,256 10,754 Depreciation, depletion and amortization 25,273 119,563 122,464 32,605 Accretion on asset retirement obligations 5,137 27,970 30,209 7,633 Amortization of sales contracts, net 65 11,107 53,985 796 Gain on sale of Lone Mountain Processing, Inc. - - (21,297) - Net loss resulting from early retirement of debt and debt restructuring - 485 2,547 - Non-service related postretirement benefit costs 1,766 3,202 1,940 (32) Reorganization items, net (87) 1,661 2,398 759 Fresh start coal inventory fair value adjustment - - - 7,345 Adjusted EBITDA 107,254 437,778 419,697 94,465 EBITDA from idled or otherwise disposed operations (906) 2,492 3,253 1,596 Selling, general and administrative expenses 24,089 100,300 87,952 23,193 Other (12,201) 4,099 (6,398) (1,511) Reported segment Adjusted EBITDA from coal operations 118,236 544,669 504,504 117,743 Segment Adjusted EBITDA PRB MET Other Thermal Corporate and Other Consolidated (In Thousands) Quarter Ended March 31, 2019 20,583 91,534 6,119 (10,982) 107,254 Year Ended December 31, 2018 126,525 349,524 68,620 (106,891) 437,778 Year Ended December 31, 2017 158,882 243,616 102,006 (84,807) 419,697 October 2 through December 31, 2016 55,765 30,819 31,159 (23,278) 94,465 Since Emergence 361,755 715,493 207,904 (225,958) 1,059,194

32 Reconciliation of Non-GAAP measures The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP Segment cash cost per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items for this non-GAAP measure are transportation costs, which are a component of GAAP revenues and cost of sales; the impact of hedging activity related to commodity purchases that do not receive hedge accounting; and idle and administrative costs that are not included in a reportable segment. Management is unable to predict without unreasonable efforts transportation costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. Management is unable to predict without unreasonable efforts the impact of hedging activity related to commodity purchases that do not receive hedge accounting due to fluctuations in commodity prices, which are difficult to forecast due to their inherent volatility. These amounts have historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. Idle and administrative costs that are not included in a reportable segment are expected to be between $15 million and $20 million in 2019.